Exhibit 10.8

NEW ASIA PRTNERS CHINA CORPORATION

_____________, 2008

New Asia Partners Limited
1401-02 China Insurance Building
166 Lu Jia Zui Dong Lu
Pudong, Shangai, 200120, China

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of New Asia Partners China Corporation (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, New Asia Partners Limited shall make available to the Company, at no cost, certain office space and utilities, as may be required by the Company from time to time, at 1401-02 China Insurance Building, 166 Lu Jia Zui Dong Lu, Pudong, Shanghai, 200120, China (or any successor location).

Very truly yours,

NEW ASIA PARTNERS CHINA CORPORATION

By:  ______________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

NEW ASIA PARTNERS LIMITED

By: __________________________
Name:
Title: